UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2009

CENTRACAN INCORPORATED
(Exact name of registrant as specified in its charter)

Florida	000-52910	65-0736042
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Olshan Grundman Frome et al
65 East 55th Street
New York, New York 10022
(Address of Principal Executive Office)

(212) 451-2254
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Registrant has received a letter dated December 8, 2009 from its former accountants Seale and Beers, CPAs (“SB”) regarding SB’s dismissal as previously disclosed in the Registrant’s Form 8-K filed with the Commission on November 12, 2009.  SB’s letter is attached hereto as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

a)    Financial Statements of Businesses Acquired.  Not Applicable.

b)    Pro Forma Financial Statements.  Not Applicable.

c)    Shell Company Transactions.  None

d)    Exhibits.

No.     Exhibits

16.1    Letter from Seale and Beers, CPAs dated December 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CENTRACAN INCORPORATED

Date: December 11, 2009	By: /s/ Jerome Goubeaux
Jerome Goubeaux, President